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                                                                   EXHIBIT 10.20

              AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT

     THIS AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement") is entered into this 20th day of October, 2000 by and between BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation whose address is 260 E. Brown Street, Suite 200, Birmingham, Michigan 48009 ("Borrower") and SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan Limited Partnership whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, MI 48334 ("Secured Party").

                                    RECITALS:

        A. Borrower previously executed a Security Agreement in favor of Secured Party dated December 13, 1999, which was subsequently amended by an Amended and Restated Security Agreement dated as of December 13, 1999 (the "Security Agreement");

        B. Borrower has acquired an equity interest in e-Cognita Technologies, Inc. ("e-Cognita") and contemporaneous therewith executed and delivered to Secured Party a Stock Pledge Agreement with respect to Borrower's interest in e-Cognita and delivered Borrower's share certificate evidencing such ownership and pledge; and

        C. Borrower has agreed, also contemporaneous with its acquisition of its interest in e-Cognita, to amend the Security Agreement to reflect Borrower's pledge and grant of a security interest in Borrower's interest in e-Cognita to Secured Party.

     THEREFORE, the parties hereby agree as follows:

     1. Paragraph 1(j) of the Security Agreement is hereby amended to read as follows:

        "(j) "General Intangibles" means all "general intangibles", as such term is defined in Section 9-106 of the Code, in which Borrower now or hereafter has any right, title or interest. General Intangibles shall also include all equity interests of Borrower in other entities, including but not limited to membership interests in Bloomfield Acceptance Company, L.L.C. and Bloomfield Servicing Company, L.L.C.; stock interests in Dynex Financial, Inc., Hartger & Willard Associates, Inc. and e-Cognita Technologies, Inc.; and all partnership interests."

     2. This Agreement and all rights and obligations hereunder including matters of construction, validity and performance, shall be governed by the laws of the State of Michigan. This Agreement is intended to take effect when signed by Borrower and delivered to Secured Party. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument. Facsimile copies of signatures to this Agreement shall be deemed to be originals, and the parties may rely upon such facsimile copies to the same extent as the originals.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year above written.


                                  "BORROWER"

                                  BINGHAM FINANCIAL SERVICES
                                  CORPORATION, a Michigan corporation

                                  By: /s/ Ronald A. Klein
                                     -------------------------------------------

                                  Its: President and Chief Executive Officer
                                      ------------------------------------------


                                  "SECURED PARTY"

                                  SUN COMMUNITIES OPERATING LIMITED
                                  PARTNERSHIP,  a Michigan limited partnership


                                  By:  Sun Communities, Inc., a Maryland
                                       corporation
                                  Its: General Partner

                                  By:   /s/ Gary  A. Shiffman
                                     -------------------------------------------
                                  Its:  President and Chief Executive Officer
                                      ------------------------------------------



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                                    EXHIBIT A


            Liens, if any, in favor of Lehman Commercial Paper, Inc.



















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